UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 10, 2004
                                                        -----------------



                        NEWPORT INTERNATIONAL GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-30587                   23-3030650
          --------                     -------                   ----------
(State of other jurisdiction    (Commission File Number)       (IRS Employer
    or incorporation)                                        Identification No.)



             73200 El Paseo, Suite 2H, Palm Desert, California 92260
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (760) 779-0251
                                                           --------------



             11863 Wimbledon Circle, #418, Wellington, Florida 33414
             -------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 1.  CHANGE OF CONTROL OF REGISTRANT

         On February 6, 2004, Newport International Group, Inc., a Delaware corporation (Newport), and its wholly-owned subsidiary, GR Acquisition Corp., a Delaware corporation (Merger Sub), consummated an Agreement and Plan of Merger (Merger Agreement) with Grass Roots Communications Inc., a Delaware corporation (Grass Roots). Pursuant to the Merger Agreement, Merger Sub was merged with and into Grass Roots, and Grass Roots survived as Newport's wholly-owned subsidiary. The effective date of the merger in the State of Delaware was Februaray 10, 2004. At the effective time of the merger, the stockholders of Grass Roots exchanged their securities for approximately 12,300,000 shares of Newport's restricted common stock, representing approximately 93% of the common stock of Newport. The complete text of the Merger Agreement is filed as an exhibit to this Current Report on Form 8-K.

         At the time of the closing of the Merger Agreement, Grass Roots' President and Chief Executive Officer, Cery Perle, was elected as CEO and a director of Newport, and thereafter, Soloman Lam, the former President and a director of Newport resigned his positions. Richard Galterio remained as a director of Newport. Edwin L. Hagan, Secretary of Grass Roots, was appointed Secretary of Newport. Cery Perle, the principal shareholder of Grass Roots, and members of his family/household received an aggregate of 46 percent of shares of Newport common stock as a result of the exchange upon the merger.

ABOUT GRASS ROOTS

         GrassRoots is a development stage company, incorporated in Delaware in June 2002. GrassRoots' primary business is selling web-based conferencing services to business professionals, small office and home office companies, and small to medium sized businesses. The product today centers around web-based collaborative tools for small-business professionals and features document and application sharing in a true collaborative environment. Included in the web-conferencing is the ability to communicate with participants using Voice over Internet and video viewing. The product also includes the ability to collaborate via a whiteboard application to annotate drawings and pictures.

         GrassRoots' technology streams clients' data, voice and video in real-time allowing users to conduct business meetings, build upon important relationships, conduct e-learning and training sessions, share sales presentations and collaborate on business plans over great distances. Examples of GrassRoots product in use would be in business settings involving overseas product development, import-export companies, interdivision collaboration or small business collaboration and distance learning provisioning. Using GrassRoots' technology, clients have the power to conference, collaborate, instantly exchange important information and ideas, and to share files and documents on demand from their own computers, face-to-face in real time

         The primary means of sales of the product is through a direct sales force, application download from Websites and direct marketing activities. Partnerships are being developed with value-added resellers who exist in both audio/video and networking technologies, as well as manufacturers of networking, audio/video products specific to PC-based web-conferencing. In addition to these groups, GrassRoots has established sales relationships with office product superstores and computer superstores.

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

THE MARKETPLACE TODAY

         The market for web-collaboration tools is relatively new, although management believes it will be growing rapidly, as evidenced by companies such as WebEx Communications, Genesys Conferencing, Microsoft Live meeting (formerly PlaceWare) and Centra Software. By providing new technology in this area as well as its targeted approach to small business solutions designed to scale as companies grow and their needs change, GrassRoots believes it will fill a critical gap between the enterprise focused web-conferencing companies and the consumer products not well suited for small business use.

NEW MANAGEMENT

Cery B. Perle, CEO and Chairman

         Mr. Perle co-founded Grass Roots in June of 2002. Mr. Perle has experience in numerous start-up ventures. A primary focus of Mr. Perle's experience has been on the sales and marketing of innovative ideas and products. Prior to Grass Roots, from 2001 to 2002, he was director of Crystal Consulting Group, a business-consulting firm. From 2000 to 2001, eh was engaged as a consultant to Rxalternative.com, an alternative healthcare Website. From 1994 to 1998, he was President and Chief Executive Officer of Waldron & Co., a California-based registered broker-dealer where he established four branch offices in addition to the West Coast based corporate office of the investment firm.

         In September 1998, the Securities and Exchange Commission commenced a civil action against Mr. Perle and Waldron & Co., a broker-dealer registered with the Commission. The civil action alleged that Mr. Perle and Waldron artificially raised the market price of Shopping.com, an Internet retailer whose initial public offering was underwritten by Waldron & Co. In February 1999, the United States District Court for the Central District of California, acting upon the Commission's allegations, entered a permanent injunction against Mr. Perle, enjoining him from violating Section 17(a) of the Securities Act of 1933 and Sections 10(b) and 15(c)(1) of the Exchange Act and Rules 10b-5 and 15cl-2 thereunder,and required Mr. Perle to pay a $110,000 civil penalty. As a result of the February 1999 injunction, in October 1999, Mr. Perle was barred from association with any broker-dealer. In June 2001, Mr. Perle was barred by the National Association of Securities Dealers, Inc. from any association with any NASD member in any capacity. The sanction was based upon findings that Mr. Perle received $30,000 of checks from customers for the purchase of Shipping.com IPO stock prior to the IPO registration statement being declared effective by the Commission.

         In April 1998, a class action lawsuit was filed against Shopping.com, Mr. Perle and Waldron in the United States District Court for the Central District of California. Any liability of Mr. Perle related to such action was discharged in his personal bankruptcy filed in 2001 for which a final decree was granted in March 2002.

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

Edward L. Hagan, Secretary and Director

         Mr. Hagan co-founded Grass Roots in June 2002 and has been a director and Secretary since that date, and served as Chief Financial Officer from inception through September 2, 2002. Since 1990, he has owned and managed Hagan Farms Partnership, a commercial agricultural company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired. The financial statements of the business acquired will be filed by amendment within the appropriate time period after the date of Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. The pro forma financial information shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K must be filed.

         (c)      Exhibits

                  2.0      Agreement and Plan of Merger dated January 22, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWPORT INTERNATIONAL GROUP, INC.



                                       By: /s/ Cery Perle
                                           -------------------------
                                           Cery Perle, President and
                                           Chief Executive Officer

DATED:  February 13, 2004


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